PRINCIPAL FUNDS, INC.

REAL ESTATE SECURITIES FUND

INSTITUTIONAL CLASS SHARES

The date of this Prospectus is March 1, 2009.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined whether this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

TABLE OF CONTENTS

Risk/Return Summary	3
Real Estate Securities Fund	5
The Costs of Investing	7
Intermediary Compensation	8
Certain Investment Strategies and Related Risks	9
Management of the Funds	13
Pricing of Fund Shares	14
Purchase of Fund Shares	15
Redemption of Fund Shares	16
Exchange of Fund Shares	16
Dividends and Distributions	17
Tax Considerations	17
Frequent Purchases and Redemptions	18
Fund Account Information	19
Portfolio Holdings Information	20
Financial Highlights	20
Appendix A - Summary of Principal Risks	22
Additional Information	25

2 Principal Funds, Inc.
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RISK/RETURN SUMMARY

Principal Funds, Inc. (the “Fund” or “PFI”) offers many investment portfolios (together, the “Funds”) one of which, Real Estate Securities Fund, is available through this prospectus. The Fund’s Co-Distributors are Principal Funds Distributor, Inc.* and Princor Financial Services Corp.* (together referred to as the “Distributor”). Principal Management Corporation (Principal)*, the Manager of the Fund, seeks to provide a broad range of investment approaches through Principal Funds.

The Sub-Advisor for the Real Estate Securities Fund is Principal Real Estate Investors, LLC*.

*	Principal Management Corporation, Princor Financial Services Corp., Principal Funds Distributor, Inc., and Principal Real Estate Investors, LLC are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group® .

Institutional Class Shares

Only eligible purchasers may buy Institutional Class shares of the Funds. At the present time, eligible purchasers include but are not limited to:

  retirement and pension plans to which Principal Life Insurance Company (“Principal Life”) provides recordkeeping services;
  separate accounts of Principal Life;
  Principal Life or any of its subsidiaries or affiliates;
  any fund distributed by PFD and/or Princor if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;
  clients of Principal Global Investors, LLC.;
  sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs;
  certain pension plans;
  certain retirement account investment vehicles administered by foreign or domestic pension plans;
  an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement; and
  certain institutional clients that have been approved by Principal Life for purposes of providing plan record keeping.

Principal reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.

Main Strategies and Risks

The Fund’s investment objective is described in the summary description of the Fund. The Board of Directors may change the Fund’s objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund’s investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The summary of the Fund also describes the Fund’s primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

The Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption “Certain Investment Strategies and Related Risks — Temporary Defensive Measures.”

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The Fund is designed to be a portion of an investor’s portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in the Fund changes with the value of the investments held by the Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Factors that may adversely affect the Fund as a whole are called “principal risks.” The principal risks of investing in the Fund are stated as to the Fund in the Fund’s description. These risks are more fully explained in Appendix A to this prospectus.

Investment Results

A bar chart and a table are included with the description of the Fund. They show the Fund’s annual returns and its long-term performance. The chart shows how the Fund’s performance has varied from year-to-year. The table compares the Fund’s performance over time to that of:

  a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.) and an average of the performance of a group of mutual funds with a similar investment objective and management style (the averages used are prepared by independent statistical services).

Performance for periods prior to the date on which a Fund’s Institutional class shares began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund or a predecessor fund (as noted in the performance chart and table.) Performance which is based on the oldest share class of the Fund has been adjusted to reflect the expenses of the Fund’s Institutional class shares. The adjustments result in performance that is no higher than the historical performance of the Fund’s oldest share class.

Fees and Expenses

The annual operating expenses for the Fund are deducted from the Fund’s assets (stated as a percentage of Fund assets). The Fund’s operating expenses are shown following the Fund’s description. A discussion of the fees is found in the section of the Prospectus titled “The Costs of Investing.”

The examples following the expense tables for the Fund are intended to help investors compare the cost of investing in the Fund with the cost of investing in other mutual funds.

NOTE:

  No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by Principal Funds, a Fund, the Manager, any Sub-Advisor, or the Distributor.

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REAL ESTATE SECURITIES FUND

Sub-Advisor(s): Objective: Investor Profile:

Principal Real Estate Investors, LLC (“Principal-REI”)

The Fund seeks to generate a total return.

The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Real estate investment trusts (“REITs”) are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:

  equity REITs, which primarily own property and generate revenue from rental income;
  mortgage REITs, which invest in real estate mortgages; and
  hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

In selecting securities for the Fund, the Sub-Advisor, Principal-REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Derivatives Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Initial Public Offerings Risk	• Management Risk
• Mid Cap Stock Risk	• Non-Diversification Risk	• Real Estate Securities Risk
• Sector Risk	• Securities Lending Risk	• Small Company Risk
• Underlying Fund Risk	• Credit and Counterparty Risk	• Liquidity Risk
• Market Risk

Principal-REI has been the Fund’s Sub-Advisor since December 6, 2000.

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The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ‘04	17.53%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-33.84%

Average Annual Total Returns (%)(1)

For the period ended December 31, 2008	1 Year	5 Years	Life of Fund

Institutional Class (before taxes)	-32.62	3.30	8.77
(after taxes on distributions)(2)	-33.25	1.31	6.94
(after taxes on distributions and sale of shares)(2)	-21.08	3.00	7.47
MSCI US REIT Index(3)	-37.97	0.67	6.48
Morningstar Specialty-Real Estate Category Average	-39.55	-0.66	5.51

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the R- 3 Class shares adjusted to reflect the fees and expenses of Institutional Class Shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Morgan Stanley Capital International (MSCI) US REIT Index is a capitalization-weighted benchmark index of most actively traded Real Estate Investment Trusts (REITs), designed to measure real estate performance.

Morningstar Specialty - Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

© 2009 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Annual Fund Operating Expenses

(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For the period ended October 31, 2008	Class

Management Fees	0.83%
Other Expenses(1)	0.02

Total Annual Fund Operating Expenses	0.85%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective March 1, 2009.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares

	1	3	5	10

Institutional Class	$87	$271	$471	$1,049

THE COSTS OF INVESTING

Fees and Expenses of the Fund

Fund shares are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions.

In addition to the ongoing fees listed below, the Institutional Class of the Fund may pay a portion of investment related expenses (e.g., interest on reverse repurchase agreements) that are allocated to all classes of the Fund.

Ongoing Fees

Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Fund.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:

  Management Fee – Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Fund.
  Transfer Agent Fee – Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Institutional Class shares of the Fund.
  These serves are currently provided at cost.
  Other Expenses – A portion of expenses that are allocated to all classes of the Fund.

The Distributor may, from time-to-time, at its expense, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price investors pay for the purchase of the Funds’ shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, the Distributor or its affiliates may provide financial support to dealers that sell shares of the Fund. This support is based primarily on the amount of sales of fund shares and/or total assets in the Fund. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers’ support of, and participation in, the Distributor’s marketing programs and the extent of a dealer’s marketing programs relating to the Fund. Financial support to dealers may be made from payments from the Distributor’s resources and from its retention of underwriting concessions.

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INTERMEDIARY COMPENSATION

Principal or its affiliates, on behalf of Principal Funds, may enter into agreements with intermediaries pursuant to which the intermediaries will receive payments for providing administrative, networking, recordkeeping, sub-transfer agency and/or shareholder services relating to fund shares. Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. The Fund will pay, or reimburse Principal or its affiliates for, such fees payable to intermediaries. Although such payments made by the Fund in any given year may vary, such payments by the Fund will generally not exceed .10% of the average net asset value of fund shares held by clients of such intermediary.

In addition, Principal or its affiliates may pay compensation, from their own resources, to certain intermediaries that support the distribution or sale of shares of the Fund or provide services to Fund shareholders.

Such payments to intermediaries may create an incentive for the intermediary or its Financial Professionals to recommend or sell shares of the Fund to you. If one mutual fund sponsor makes greater distribution assistance payments than another, your Financial Professional and his or her intermediary may have an incentive to recommend one fund complex over another.

Financial Professionals who deal with investors on an individual basis are typically associated with an intermediary. Financial Professionals may receive some or all of the amounts paid to the intermediary with which he or she is associated. You can ask your Financial Professional for information about any payments he or she or the intermediary receives from Principal or its affiliates.

As of January 1, 2009, the Distributor anticipates that intermediaries that will receive additional payments as described above include, but are not limited to, the following:

ADP Broker-Dealer
AST Capital Trust of Delaware
Charles Schwab
Daily Access
Expert Plan
Fidelity
GWFS Equities
ICMA Retirement
J.P. Morgan Retirement Plan Services
Lincoln Retirement Services
Mercer HR Services
Merrill Lynch
Mid Atlantic Capital
MSCS Financial Services
Nationwide Financial
Newport Retirement Services
NY Life Distributors
Prudential Insurance Company of America
Reliance Trust Company
Standard Retirement Services
TD Ameritrade Clearing
TRowe Price
Wachovia Bank
Wells Fargo Bank
Wilmington Trust Company

To obtain a current list of such firms, call 1-800-222-5852.

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Please speak with your Financial Professional to learn more about the total amounts paid to your Financial Professional and his or her intermediary by Principal and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial Professional at the time of purchase.

Your intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the intermediary. You should ask your Financial Professional for information about any fees and/or commissions that are charged.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices

Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Currency Contracts

The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

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Forward Commitments

Although not a principal investment strategy, the Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants

The Fund may invest in warrants though it will not use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Real Estate Investment Trusts

The Fund typically invests a significant portion of its net assets in real estate investment trust securities, herein referred to as “REITs.” REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REIT’s are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Derivatives

To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), and forward currency contracts for both hedging and non-hedging purposes.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund or the reference currency relates to an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

  the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
  the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
  the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment; and
  the possibility that the counterparty may fail to perform its obligations.
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Foreign Investing

The Fund may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

  companies with their principal place of business or principal office outside the U.S. or companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund’s portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate. Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:

  increased social, political, and economic instability;
  a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
  lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
  foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  relatively new capital market structure or market-oriented economy;
  the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
  restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
  possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
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In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies

The Fund may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures

From time to time, as part of its investment strategy, the Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Portfolio Turnover

“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) which may have an adverse impact on the Fund’s performance. Turnover rates for the Fund may be found in the Fund’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

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MANAGEMENT OF THE FUNDS

The Manager

Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, Des Moines, Iowa 50392.

The Sub-Advisors

Principal has signed a contract with the Sub-Advisor. Under the sub-advisory agreement, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services to the assets for the Fund. For these services, Principal pays the Sub-Advisor a fee.

Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Information regarding the Sub-Advisor and individual portfolio manager is set forth below. We identified the year the portfolio manager assumed responsibility for day-to-day fund management of the oldest share class of the Fund. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

Sub-Advisor: Principal Real Estate Investors, LLC (“Principal - REI”), an indirect wholly owned subsidiary of Principal
Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal -REI’s address is 801
Grand Avenue, Des Moines, IA 50392.

	Day-to-day
Fund	Fund Management	Since

Real Estate Securities	Kelly D. Rush	2000

Kelly D. Rush, CFA. As portfolio manager, Mr. Rush directs the real estate investment trust (REIT) activity for Principal - REI, the dedicated real estate group of PGI. He has been with the real estate investment area of the firm since 1987. He earned a Bachelor’s degree in Finance and an MBA in Business Administration from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Principal Funds, Inc.	MANAGEMENT OF THE FUNDS	13
www.principal.com

Fees Paid to Principal

The Fund pays Principal a fee for its services, which includes the fee Principal pays to the Sub-Advisor. The fee the Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2008 was 0.83% .

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreement with the Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2008 and in the annual report to shareholders for the fiscal year ended October 31, 2008.

Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:

  hire one or more Sub-Advisors;
  change Sub-Advisors; and
  reallocate management fees between itself and Sub-Advisors.

Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of the Fund have approved the Fund’s reliance on the order; however, the Real Estate Securities Fund does not intend to rely on the order.

Distribution Agreements

Principal may pay compensation, from its own resources, to certain financial intermediaries for the distribution, promotion, sale of Fund shares, and for providing services to shareholders. If one mutual fund sponsor makes greater distribution assistance payments than another, your financial professional or his or her financial intermediary may have an incentive to recommend one fund complex over another.

PRICING OF FUND SHARES

The Fund’s shares are bought and sold at the current share price. The share price of the Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price we calculate after we receive the order at our transaction processing center in Canton, Massachusetts. To process your purchase order on the day we receive it, we must receive the order (with complete information):

  on a day that the NYSE is open and
  prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

14	PRICING OF FUND SHARES	Principal Funds, Inc.
1-800-222-5852

For this Fund the share price is calculated by:

  taking the current market value of the total assets of the Fund subtracting liabilities of the Fund
  dividing the remainder proportionately into the classes of the Fund subtracting the liability of each class
  dividing the remainder by the total number of shares outstanding for that class.

NOTES:

  If market quotations are not readily available for a security owned by the Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
  The Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by the Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated.
  Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.
  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.
  Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased from the Distributor. There are no sales charges on Institutional Class shares of the Fund. There are no restrictions on amounts to be invested in Institutional Class shares of the Fund.

Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.

The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in Principal’s opinion, may be disruptive to the Fund. For these purposes, Principal may consider an investor’s trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.

Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers' checks, credit card checks, and foreign checks.

Principal may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

Principal Funds, Inc.	PURCHASE OF FUND SHARES	15
www.principal.com

REDEMPTION OF FUND SHARES

You may redeem shares of the Fund upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Distributions in Kind. Payment for shares of the Fund tendered for redemption is ordinarily made by check. However, the Fund may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Redemption fees. The Fund board of directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”

EXCHANGE OF FUND SHARES

An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of the Principal Funds, provided that:

  the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund, the share class of such other Fund is available through the plan, and the share class of such other Fund is available in the shareholder’s state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions.

If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or the Manager believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

16	REDEMPTION OF FUND SHARES	Principal Funds, Inc.
1-800-222-5852

DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date.

The Real Estate Securities Fund pays its net investment income quarterly in March, June, September, and December.

For more details on the payment schedule go to www.principal.com

Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

TAX CONSIDERATIONS

Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions to IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.

Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2011, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains.

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.

Principal Funds, Inc.	DIVIDENDS AND DISTRIBUTIONS	17
www.principal.com

Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

Any gain resulting from the sale, redemption, or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

FREQUENT PURCHASES AND REDEMPTIONS

The Fund is not designed for frequent trading or market timing activity. The Fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Fund.

We consider frequent trading and market timing activities to be abusive trading practices because they:

Disrupt the management of the Fund by
forcing the Fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund and causing unplanned portfolio turnover;
Hurt the portfolio performance of the Fund; and
Increase expenses of the Fund due to
increased broker-dealer commissions and
increased recordkeeping and related costs.

This Fund may be at greater risk for abusive trading practices because it invests in foreign securities and may appeal to investors attempting to take advantage of time-zone arbitrage. If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Fund.

We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.

18	FREQUENT PURCHASES AND REDEMPTIONS	Principal Funds, Inc.
1-800-222-5852

If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

  Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;
  Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;
  Limiting the number of exchanges during a year;
  Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
  Taking such other action as directed by the Fund.

The Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange. We will give you notice in writing in this instance.

FUND ACCOUNT INFORMATION

Orders Placed by Intermediaries

Principal Funds may have an agreement with your intermediary, such as a broker-dealer, third party administrator, or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund, and pays for it in accordance with the agreement, the Fund will price the order at the next net asset value per share it computes after your intermediary or sub-designee received your order.

Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the NYSE closes at a time other than 3 p.m. Central Time.

Signature Guarantees

Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:

  if you sell more than $100,000 from any one Fund;
  if a sales proceeds check is payable to other than the account shareholder(s);
  to change ownership of an account;
  to add telephone transaction services and/or wire privileges to an existing account if there is not a common owner between the bank account and mutual fund account;
  to change bank account information designated under an existing telephone withdrawal plan if there is not a common owner between the bank account and mutual fund account;
  to exchange or transfer among accounts with different ownership; and
  to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 15 days.

Reservation of Rights

The Principal Funds reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Funds reserves the right to change the share class described herein. Shareholders will be notified of any such action to the extent required by law.

Principal Funds, Inc.	FUND ACCOUNT INFORMATION	19
www.principal.com

Financial Statements

Shareholders will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in Principal Funds, Inc. Annual Report to Shareholders for the fiscal year ended October 31, 2008, which is available upon request, and incorporated by reference into the SAI.

To request a free copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-222-5852.

20	PORTFOLIO HOLDINGS INFORMATION	Principal Funds, Inc.
1-800-222-5852

FINANCIAL HIGHLIGHTS PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2008	2007	2006	2005	2004

REAL ESTATE SECURITIES FUND
Institutional shares

Net Asset Value, Beginning of Period	$ 24.96	$ 27.56	$ 20.41	$ 18.44	$ 14.56
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.33	0.26	0.28	0.42	0.41
Net Realized and Unrealized Gain (Loss) on Investments	(7 .37)	(0 .55)	7.78	3.18	4.01

Total From Investment Operations	(7 .04)	(0 .29)	8.06	3.60	4.42
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .36)	(0 .24)	(0 .29)	(0 .58)	(0 .40)
Distributions from Realized Gains	(5 .73)	(2 .07)	(0 .62)	(1 .05)	(0 .14)

Total Dividends and Distributions	(6 .09)	(2 .31)	(0 .91)	(1 .63)	(0 .54)

Net Asset Value, End of Period	$ 11.83	$ 24.96	$ 27.56	$ 20.41	$ 18.44

Total Return	(35.71)%	(1.48)%	40.85%	20.41%	31.21%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 894,685	$ 1,110,332	$ 770,259	$ 405,696	$ 253,838
Ratio of Expenses to Average Net Assets	0.84%	0.83%	0.84%	0.85%	0.85%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.85%(c)
Ratio of Net Investment Income to Average Net Assets	2.05%	1.04%	1.20%	2.19%	2.53%
Portfolio Turnover Rate	47 .2%	77.8%(d)	37 .8%	26.7%(e)	67 .9%

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Expense ratio without commission rebates.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM REIT Fund.
(e)	Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

21

APPENDIX A SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated above as to each Fund in the Fund’s description. Each of these risks is summarized below. Additional information about the Funds, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Credit and Counterparty Risk

Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Derivatives Risk

Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered riskier than direct investments and, in a down market, could become harder to value or sell at a fair price. Some derivative transactions may give rise to leverage. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Equity Securities Risk

Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Exchange Rate Risk

Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Foreign Securities Risk

Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

22	APPENDIX A	Principal Funds, Inc.
1-800-222-5852

Initial Public Offerings (“IPOs”) Risk

There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Liquidity Risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk

The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Market Risk

The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Mid Cap Stock Risk

Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

Non-Diversification Risk

A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund’s holdings are, the more a specific stock’s poor performance is likely to affect the fund’s performance.

Real Estate Securities Risk

Real estate investment trusts (“REITs”) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

  may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
  may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
  are subject to cash flow dependency and defaults by borrowers; and
  could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

Principal Funds, Inc.	SUMMARY OF PRINCIPAL RISKS	23
www.principal.com

Sector Risk

When a fund’s investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

Securities Lending Risk

To earn additional income, the Fund may lend portfolio securities to approved financial institutions. Risks of such a practice include the possibility that a financial institution becomes insolvent, increasing the likelihood that the Fund will be unable to recover the loaned security or its value. Further, the cash collateral received by the Fund in connection with such a loan may be invested in a security that subsequently loses value.

Small Company Risk

Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Underlying Fund Risk

The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the advisor to the Principal LifeTime Funds, SAM Portfolios, and each of the underlying Funds. Principal Global Investors, LLC (“PGI”) is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. (“Edge”) is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Funds as of October 31, 2008.

			PRINCIPAL LIFETIME FUNDS
											Principal
	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2015	2020	2025	2030	2035	2040	2045	2050	2055	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total

Real Estate Securities Fund	6.67%	0.27%	13.10%	0.25%	9.67%	0.13%	4.53%	0.05%	1.81%	0.01%	1.62%	38.11%

The following table shows the percentage of the outstanding shares of the Underlying Funds owned by the SAM Portfolios as of October 31, 2008.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

			Conservative	Conservative	Flexible	Strategic
		Balanced	Balanced	Growth	Income	Growth
	Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Total

Real Estate Securities Fund		6.77%	0.78%	6.77%	0.63%	4.47%	19.42%

24	SUMMARY OF PRINCIPAL RISKS					Principal Funds, Inc.
1-800-222-5852

ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated March 1, 2009, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semiannual reports can be obtained free of charge by writing Principal Funds, P.O. Box 8024 Boston, MA 02266-8024. In addition, the Fund makes its Statement of Additional Information and annual and semiannual reports available, free of charge, on our website www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Funds, Inc. SEC File 811-07572

Principal Funds, Inc.	ADDITIONAL INFORMATION	25
www.principal.com